As filed with the Securities and Exchange Commission on January 23, 2026
Securities Act Registration No. 333-133691
Investment Company Act Registration No. 811-21897

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	184	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	187	[X]

MANAGER DIRECTED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (201) 708-9796

Ryan S. Frank, President Manager Directed Portfolios c/o U.S. Bank Global Fund Services 777 East Wisconsin Avenue, 5th Floor Milwaukee, WI 53202 (Name and Address of Agent for Service)	Copies to: Ellen Drought, Esq. Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202 (414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on January 31, 2026 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 184 to the Registration Statement of Manager Directed Portfolios (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended September 30, 2025 for the Greenspring Income Opportunities Fund and to make permissible changes under Rule 485(b).

Greenspring Income Opportunities Fund
Institutional Shares
(Trading Symbol: GRIOX)
Retail Shares
(not currently offered)
Prospectus
January 31, 2026
Telephone: (833) 574-7469
www.greenspringfunds.com
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Greenspring Income Opportunities Fund
a series of Manager Directed Portfolios (the “Trust”)
TABLE OF CONTENTS

SUMMARY SECTION ...........................................................................................................................	3
INVESTMENT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS ............	7
Investment Objective .............................................................................................................................	7
Additional Information about the Fund’s Principal Investment Strategies ...........................................	7
Principal Risks of Investing in the Fund ...............................................................................................	8
Portfolio Holdings Information .............................................................................................................	12
Voluntary Fee Waivers and/or Expense Reimbursements ....................................................................	12
MANAGEMENT OF THE FUND ..........................................................................................................	13
Investment Adviser ................................................................................................................................	13
Portfolio Managers ................................................................................................................................	13
SHAREHOLDER INFORMATION .......................................................................................................	14
Pricing of Shares ....................................................................................................................................	14
Description of Share Classes .................................................................................................................	15
Purchase of Shares .................................................................................................................................	15
Redemption of Shares ............................................................................................................................	17
Purchasing and Redeeming Shares Through a Financial Intermediary .................................................	20
Frequent Purchases and Redemptions ...................................................................................................	20
Share Class Conversions .......................................................................................................................	22
Other Fund Policies ...............................................................................................................................	22
DISTRIBUTION AND SERVICING OF FUND SHARES ...................................................................	23
The Distributor ......................................................................................................................................	23
Rule 12b-1 Plan .....................................................................................................................................	23
Shareholder Servicing Plan ...................................................................................................................	23
Payments to Financial Intermediaries ...................................................................................................	23
DISTRIBUTIONS AND TAXES ............................................................................................................	24
Distributions ..........................................................................................................................................	24
Federal Income Tax Consequences .......................................................................................................	24
FINANCIAL HIGHLIGHTS ...................................................................................................................	26

Summary Section
Investment Objective
The Greenspring Income Opportunities Fund (the “Fund”) seeks to provide a high level of current income, with the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Retail Shares(1)
Management Fees	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	None	0.25%
Shareholder Servicing Fee(2)	0.10%	0.10%
Other Expenses	0.13%	0.13%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses	0.85%	1.10%
(1)Retail Shares are not currently offered. “Other Expenses” for Retail Shares are estimated based on “Other Expenses” for
Institutional Shares.
(2)The Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional and Retail Shares that allows the
Fund to make payments of up to 0.10% for Institutional and Retail Shares to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Institutional and Retail shareholder accounts.
(3)
Acquired fund fees and expenses (“AFFE”) are indirect costs of the Fund’s investments in other investment companies during the year. As a result, “Total Annual Fund Operating Expenses” in the table above may not correlate  to the ratio of operating expenses to average net assets after reimbursements found within the “Financial Highlights” section of this prospectus, which does not include AFFE.  The ratio of operating expenses to average net assets after reimbursements found within the “Financial Highlights” section of this prospectus includes a recoupment amount of 0.02%.  Effective
October 1, 2025, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), the Fund’s investment adviser, has voluntarily agreed to waive its ability to recoup previously waived advisory fees or reimbursed expenses under the terms of an operating expense limitation agreement, and therefore the 0.02% of recouped expenses shown in the Financial
Highlights is not expected to be incurred going forward.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed above is reflected only through June 30, 2027.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$87	$271	$471	$1,049
Retail Shares	$112	$350	$606	$1,340
1
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”
its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the
Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in a diversified portfolio of fixed income securities, including high-yield fixed income securities (sometimes referred to as “junk” bonds) of corporate issuers as a principal investment. The Fund may also invest in convertible securities, investment grade corporate securities, bank loans to corporate borrowers, variable or floating rate instruments, U.S.
Government and Agency securities and debt issued by non-U.S. companies.
High-yield securities typically pay high current interest and may offer potential capital appreciation in certain circumstances; however, they also involve additional risks as compared to investment-grade fixed income securities. The Adviser considers high yield bonds to be those that are rated below investment grade (lower than BBB- by S&P Global Ratings or lower than Baa3 by Moody’s Credit Ratings or, if unrated, deemed by the Adviser to be of comparable quality), including those that are in default at the time of purchase. Convertible securities are bonds or preferred stocks that are convertible into common stock or other equity interests at a predetermined price or conversion ratio during a specified period. Non-
U.S. companies are defined as those that are domiciled or headquartered outside of the United States or whose primary business activities or principal trading markets are located outside of the United States.
The Fund may also invest in equity securities of U.S. and non-U.S. companies. These investments will typically focus on preferred stocks, but the Fund may also hold common stocks.
While the Fund may invest in securities of any maturity, the Fund will normally seek to maintain a weighted average portfolio duration of three years or less. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.
In selecting securities for the Fund, the Adviser performs detailed fundamental credit analysis, including factors such as capital structure, cash flow, and earnings potential. The Adviser also considers qualitative factors such as a company’s competitive position, business prospects, management, and industry dynamics.
The Adviser may reduce or exit positions when it believes doing so is appropriate and consistent with the
Fund’s objective, or when market conditions, particular industries, or company-specific issues warrant such action.
If the Adviser cannot find securities that meet its investment criteria for the Fund, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds.
2
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.
Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Management Risk. Investment strategies employed by the Adviser in selecting investments for the
Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and interest payments when they are due. Fixed-income securities may be subject to credit, interest rate, call or prepayment, liquidity, event and extension risks which are more fully described below.
◦Credit Risk. An issuer may not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion of the Adviser or a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate.
◦Interest Rate Risk. The value of investments in fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Interest rates, and the value of the Fund’s fixed income securities, may be impacted by current government fiscal and monetary policy initiatives.
◦Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may
“call” or repay its high yielding bonds before their maturity dates. In times of declining interest rates, the Fund’s higher yielding securities may be prepaid offering less potential for gains, and the Fund may have to replace them with securities having a lower yield.
3
◦Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.
◦Event Risk. Corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
•High-Yield Fixed Income Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.
Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Convertible Securities Risk. The value of convertible securities depends in part on interest rate changes and the credit quality of the issuers. The value of these securities will also change based on changes in the value of the underlying stock. Convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally have lower coupons than non-convertible bonds.
•Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Equity securities, including preferred stocks, and hybrid securities that have equity characteristics may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests.
Preferred stocks and hybrid securities generally are subject to more risks than debt securities because stockholders’ claims are subordinated to those of holders of debt securities upon the bankruptcy of the issuer.
•Bank Loan Risk. Bank loans (“loans”) are usually rated below investment grade. The market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Investments in loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, the floating rate feature of loans means that loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Loans are also subject to prepayment risk.
4
The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market.
Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle and it may take the Fund significant time to receive proceeds after a sale. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-
term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.
•U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value
(“NAV”) or performance of the Fund, which will vary with changes in interest rates, the
Adviser’s performance and other market conditions.
•Foreign Securities and Currency Risk. Foreign securities held by the Fund are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.
Income earned on foreign securities may be subject to foreign withholding taxes.
•
Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The
Fund and the Adviser seek to reduce these operational risks through controls and procedures.
However, these measures do not address every possible risk and may be inadequate to address these risks.
5
Performance Information
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing the performance of the Fund since inception and by showing how the Fund’s average annual returns for the one year and since inception periods compared with those of the Bloomberg U.S.
Aggregate Bond Index, which is a broad measure of market performance, and the ICE BofA 1-3 Year BB
US Cash Pay High Yield Index (the Fund’s benchmark). The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.greenspringfunds.com or by calling (833)
574-7469.
Calendar Year Returns as of December 31

10%
5%
0%
-5%
7.83%
6.73%
6.39%
-0.73%
2022
2023
2024
2025

During the period of time shown in the bar chart, the highest return for a calendar quarter was 3.47% for the quarter ended December 31, 2023 and the lowest return for a calendar quarter was -3.83% for the quarter ended June 30, 2022.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)

	1 Year	Since Inception (December 15, 2021)
Institutional Shares
Return Before Taxes	6.39%	4.95%
Return After Taxes on Distributions	3.81%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	2.81%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.04%
ICE BofA 1-3 Year BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	7.22%	4.90%
6
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing
“Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser
Corbyn Investment Management, Inc. is the Fund’s investment adviser.
Portfolio Managers
Michael Pulcinella, President and Portfolio Manager; George Truppi, CFA, Senior Vice President and
Portfolio Manager; and Charles vK. Carlson, CFA, Portfolio Manager, each of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have managed the
Fund since its inception in December 2021.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to:
Greenspring Income Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252 Kansas
City, MO 64121-9252, by telephone at (833) 574-7469, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Institutional Shares and
Retail Shares of the Fund is $2,500 and $1,000, respectively. Additional investments may be made in any amount. Retail Shares are not currently offered for sale.
Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the
Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
7

Investment Strategies, Risks and Disclosure of Portfolio Holdings
Investment Objective
The Fund seeks to provide investors with a high level of current income, with the potential for capital appreciation. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon Board approval and with 60 days’ prior written notice to shareholders.
Additional Information about the Fund’s Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in a diversified portfolio of fixed income securities, including high-yield fixed income securities (sometimes referred to as “junk” bonds) of corporate issuers as a principal investment. The Fund may also invest in convertible securities, investment-grade corporate securities, bank loans to corporate borrowers, variable or floating rate instruments, U.S. Government and Agency securities, and debt issued by non-U.S. companies.

High-yield securities typically pay high current interest and may offer potential capital appreciation in certain circumstances; however, they also involve additional risks as compared to investment-grade fixed income securities. Convertible securities are bonds or preferred stocks that are convertible into common stock or other equity interests at a predetermined price or conversion ratio during a specified period. Non-
U.S. companies are defined as those companies that are domiciled or headquartered outside of the United
States, or whose primary business activities or principal trading markets are located outside of the United
States. The Fund may also invest in equity securities of U.S. and non-U.S. companies. These investments will typically focus on preferred stocks, but the Fund may also hold common stocks.
The Fund’s investments in debt instruments will not be limited in duration or maturity, but the Fund seeks to maintain a weighted average portfolio duration of three years or less. Duration is a measure of a debt security’s price sensitivity to changes in prevailing interest rates, taking into account a debt security’s cash flows over time. For example, a security with a duration of three years would likely drop three percent in value if interest rates rose one percentage point.
In selecting securities for the Fund, the Adviser performs detailed fundamental credit analysis, including factors such as capital structure, cash flow, and earnings potential. The Adviser also considers qualitative factors such as a company’s competitive position, business prospects, management, and industry dynamics.
The Adviser may reduce or exit positions when it believes doing so is appropriate and consistent with the
Fund’s objective, or when market conditions, particular industries, or company-specific issues warrant such action.
If the Adviser cannot find securities that meet its investment criteria for the Fund, or for cash management purposes, the Adviser may invest in high-quality, short-term money market instruments, including money market funds, for the Fund.
For temporary defensive purposes, in an attempt to respond to adverse market, economic, political, or other conditions, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’
acceptances, U.S. Government securities, and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objectives. Furthermore, to the extent that the
Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
8
Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.
Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The following principal risks are applicable to investments in the Fund:
General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks surrounding the uncertainty of the economies of particular countries, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Management Risk. The Fund relies on the Adviser’s ability to pursue the Fund’s investment objective.
The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the
Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished or even lost.
Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and interest payments when they are due. Fixed-income securities may be subject to credit, interest rate, call or prepayment, liquidity, event and extension risks which are more fully described below.
◦Credit Risk. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy. The Adviser and NRSROs provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and the Adviser’s or a NRSRO’s decision to downgrade a security.
◦Interest Rate Risk. The value of investments in fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Interest rates, and the value of the Fund’s fixed income securities, may be impacted by current government fiscal and monetary policy initiatives. Fixed income securities with longer maturities are subject to greater
9
price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
◦Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may
“call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. Many types of fixed income securities are subject to prepayment risk.
Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.
◦Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when the Adviser wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.
◦Event Risk. Corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
High-Yield Fixed Income Securities Risk. High-yield fixed income securities are sometimes referred to as
“junk” bonds and are subject to a greater risk of loss of income and principal than higher-rated securities.
Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.
Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher-grade securities.
Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.
Convertible Securities Risk. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally have lower coupons than non-convertible bonds.
10
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Equity securities, including preferred stocks, and hybrid securities that have equity characteristics may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Preferred stocks and hybrid securities generally are subject to more risks than debt securities because stockholders’ claims are subordinated to those of holders of debt securities upon the bankruptcy of the issuer.
Bank Loan Risk. Loans are usually rated below investment grade. The market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Loans generally are subject to restrictions on transfer, and the Fund may be unable to sell its loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans it holds.
Further, the trading market for loans could be impacted by regulatory action or reforms around the manner in which floating interest rates are determined. If a published rate is unavailable, the rate of interest on a loan could effectively become fixed, which would in turn adversely affect the value of the loan. In addition, loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. A loan may not be fully collateralized and can decline significantly in value. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.
If the Fund acquires a participation in a loan, the Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market.
Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to
11
settle and it may take the Fund significant time to receive proceeds after a sale. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
U.S. Government and U.S. Agency Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. However, the obligations of Fannie Mae and Freddie
Mac have been placed into conservatorship and are currently backed by the U.S. Treasury. If the conservatorship is terminated, these obligations will no longer have the protection of the U.S. Treasury.
Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.
Foreign Securities and Currency Risk. Foreign securities held by the Fund are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the
U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.
Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the
Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the
Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse
12
consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders)
and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.
Operational Risk.  Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the
Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”). Disclosure of the Fund’s
holdings is required to be made quarterly in regulatory filings and on the Fund’s website. Portfolio holdings information as of the most recent quarter is available free of charge by contacting the Fund, c/o
U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or calling (833)
574-7469 or by visiting the Fund’s website at www.greenspringfunds.com.
Voluntary Fee Waivers and/or Expense Reimbursements
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The
Fund’s service providers may discontinue or modify these voluntary actions at any time without notice.
The Fund’s performance will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these waivers and/or expense reimbursements, performance would be less favorable.
13

Management of the Fund
Investment Adviser
Corbyn Investment Management, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland
21093, is an SEC-registered investment advisory firm that has provided investment management services to individual and institutional clients since 1973. Corbyn also serves as the sub-adviser to another registered investment company. Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, and subject to general oversight by the Board of Trustees, the
Adviser manages and supervises the investment operations and business affairs of the Fund. The Adviser also furnishes the Fund with office space and certain administrative services and provides personnel needed to fulfill its obligations under the investment advisory agreement. The Fund compensates the
Adviser for its services at the annual rate of 0.60% of its average daily net assets. For the fiscal year ended September 30, 2025, Corbyn received an advisory fee equal to 0.56% of the average daily net assets of the Fund after fee waivers, expense reimbursements and recoupments.
As of September 30, 2025, Corbyn had assets under management of approximately $1 billion.
Fund Expenses. The Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund’s operating expenses (excluding Excludable Expenses) does not exceed 0.75% of the Fund’s average daily net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement may exceed the applicable expense limitation.
Effective October 1, 2025, the Adviser has voluntarily agreed to waive its ability to recoup previously waived advisory fees or reimbursed expenses under the terms of the operating expense limitation agreement. This operating expense limitation agreement is in effect through at least June 30, 2027, and may be terminated only by, or with the consent of, the Board of Trustees.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Corbyn and the Trust, on behalf of the Fund, is available in the Fund’s annual report on Form N-CSR for the period ended September 30, 2025.
The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.
Portfolio Managers
The business experience and educational background of the Fund’s portfolio managers is provided below.
Mr. Pulcinella, Mr. Truppi, and Mr. Carlson are jointly and primarily responsible for the day-to-day management of the Fund.
14
Michael Pulcinella
Michael Pulcinella has been a portfolio manager of the Fund since its inception in December 2021. Mr.
Pulcinella is the President and a Fixed Income Portfolio Manager of Corbyn. Prior to joining Corbyn in
2012, Mr. Pulcinella was a Director of Fixed Income Institutional Sales at Stifel Nicolaus from 2006 to
2012, where he was responsible for sales of high yield and investment grade bonds. From 2000 to 2006,
Mr. Pulcinella was a Vice President of High Yield Trading at Miller Tabak Roberts Securities, and from
1999 to 2000, he was a Preferred Stock Trader at Legg Mason. Mr. Pulcinella graduated from Fairfield
University with a degree in Finance.
George Truppi
George Truppi, CFA, has been a portfolio manager of the Fund since its inception in December 2021. Mr.
Truppi is Senior Vice President and a Portfolio Manager of Corbyn. Prior to joining Corbyn in 2019, Mr.
Truppi was a Director in the investment banking divisions of ABN AMRO from 2017 to 2019 and Credit
Suisse from 2013 to 2017 and a Vice President at Deutsche Bank from 2011 to 2013, responsible for executing transactions for basic materials and industrial companies, primarily in the leveraged capital markets. From 2008 to 2011, Mr. Truppi was a credit analyst at Whippoorwill Associates, focused on investments in stressed and distressed credit. Prior to that, Mr. Truppi was an investment banking analyst at Deutsche Bank, from 2005 to 2008. Mr. Truppi graduated from Rutgers University with a degree in
Finance. He has been a CFA charterholder since 2015.
Charles vK. Carlson
Charles vK. Carlson, CFA, has been a portfolio manager of the Fund since its inception in December
2021. Mr. Carlson is also a Portfolio Manager of the Cromwell Greenspring Mid Cap Fund, a mutual fund that is not part of the Trust. Mr. Carlson joined Corbyn in 1983, served as President for over 30 years, and is a Portfolio Manager of the firm. Mr. Carlson graduated from Johns Hopkins University with a degree in
Political Economy. He has been a CFA charterholder since 1986.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of the Fund’s securities.

Shareholder Information
Pricing of Shares
The price of the Fund’s shares is based on its NAV. The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern
Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”).
The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the
“Transfer Agent”), and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Any order received after the close of trading on the Exchange will be processed at the
NAV as determined as of the close of trading on the next day the Exchange is open.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Debt securities, including short-term debt
15
instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.
Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for the
Fund, subject to oversight by the Board. Assets and securities for which market quotations are not readily available are valued in good faith in accordance with the Valuation Designee’s procedures.
When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Valuation Designee’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Description of Share Classes
The Fund offers Institutional Shares and Retail Shares in this Prospectus. Retail Shares are not currently offered for sale. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and distribution arrangements and may have different share prices as outlined below. You should always discuss the suitability of your investment with your broker-
dealer or financial adviser.

	Institutional Shares	Retail Shares
Distribution (Rule 12b-1) fees	None	0.25%
Shareholder Servicing Fee	0.10%	0.10%
Institutional Shares. Institutional Shares pay lower annual expenses than Retail Shares. Institutional
Shares are subject to a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the
Fund attributable to Institutional Shares, computed on an annual basis.
Retail Shares. Retail Shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the average daily net assets of the Fund attributable to Retail Shares, and a shareholder servicing fee not to exceed
0.10% of the average daily net assets of the Fund attributable to Retail Shares, each computed on an annual basis.
Purchase of Shares
The Fund’s shares are offered on a continuous basis and are sold without any sales charges. You may purchase shares as specified below. The minimum initial investments for Institutional Shares and Retail
Shares of the Fund are $2,500 and $1,000, respectively. The Retail Shares are currently not offered.
Additional investments may be made in any amount. The Fund reserves the right to change the criteria for eligible investors and investment minimums, and the investment minimums may be waived at the discretion of the Adviser.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
16
By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the Greenspring Income Opportunities Fund, indicating the name and share class of the Fund, and the dollar amount to be purchased, along with a completed application. If a subsequent investment is being made, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Send the check and account application to:
Regular mail:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
Overnight mail:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.
Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices. Purchase orders must be received prior to
Market Close to be eligible for same day pricing.
By Wire: If you are making your first investment in the Fund by wire, before you wire funds the Transfer
Agent must have a completed account application. You may mail or deliver overnight your account application to the Transfer Agent at the addresses provided under “By Mail” above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.
Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.
17
Before sending funds for initial or subsequent investment by wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to Market Close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or
Federal Reserve wire system, or from incomplete wiring instructions. Your bank should transmit funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Greenspring Income Opportunities Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)
By Telephone: Investors may purchase additional shares of the Fund by calling, toll-free, (833)
574-7469. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to Market Close, your shares will be purchased at the NAV calculated on the day your order is placed.
Purchase orders by telephone must be received by or prior to Market Close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. Purchase orders received in good order after Market Close will be priced as of the close of regular trading on the following Business Day. “Good order” means that the purchase request includes all accurate required information. Purchase requests not in good order may be rejected.
Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Fund reserves the right to reject any account application.
The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or other method of payment that is returned. It is the policy of the
Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to suspend the offering of shares.
Redemption of Shares
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. The Fund’s name, the share class name, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire (for amounts of $1,000 or more) or by electronic funds transfer via ACH.
Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing
18
and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.
The Fund typically expects to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to Market Close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures of all shareholders whose names appear on the account registration with a signature guarantee, if applicable. If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund. The Fund reserves the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-
kind may be used regularly and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right to not make the redemption proceeds available until it has reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.
By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the
Fund’s name and class you are redeeming shares from, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:
Regular mail:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
Overnight mail:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.
Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close to be eligible for same day pricing.
By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.
19
By Telephone: If you prefer to redeem your shares by telephone you must not decline telephone options on your account application. You may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at (833) 574-7469. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.
Investors may have a check sent to the address of record, may wire proceeds to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.
Redemption requests must be received by or before the close of regular trading on the Exchange on any
Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the
Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close.
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
In-Kind Redemptions: The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”) and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees and may give rise to taxable gains or losses.
Retirement Accounts: Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in
IRAs and other retirement accounts may be redeemed by telephone at (833) 574-7469. You will be asked whether or not to withhold taxes from any distribution.
Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-
Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days; or
•For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
20
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program
and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Purchasing and Redeeming Shares Through a Financial Intermediary
You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares and receive purchase and redemption orders on behalf of the Fund. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. Financial intermediaries may be authorized by
Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) to designate other financial intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order.
The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s
Prospectus.
Institutional Shares of the Fund may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own
Fund shares. The Fund, the Adviser and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.
Frequent Purchases and Redemptions
The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the
Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded or are traded primarily in markets outside of the
U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.
21
If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of
Fund shares. The Fund’s policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive. In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.
When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Fund will seek to make judgments and applications of the
Fund’s policy that are consistent with the interests of the Fund’s shareholders.
There is no guarantee that the Fund or its agents will be able to detect market timing or abusive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.
In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.
The Fund’s policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the
Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Fund’s ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Fund’s success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the
Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the
Fund’s policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.
If a financial intermediary fails to enforce the Fund’s policies with respect to market timing and other abusive trading activity, the Fund may take other actions, including terminating its relationship with such financial intermediary.
22
Share Class Conversions
You may convert shares of one share class of the Fund for a different share class of the Fund (once the
Retail Shares are offered for purchase) if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are converting into. Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed. A conversion from one class to another within the Fund will generally not be a taxable transaction.
To obtain more information about share class conversions, or to place conversion orders, contact the
Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this Prospectus or may not permit share class conversions. The Fund reserves the right to modify or eliminate the share class conversion feature.
Other Fund Policies
Small Accounts: If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the
Fund may redeem your shares, close your account, and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.
Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s
Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O.
Box will not be accepted. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account.
Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.
Householding: You may occasionally receive proxy statements and other regulatory documents for the
Fund. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address. If you would like to discontinue householding for your accounts please call, toll-free, (833)
574-7469 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Lost Shareholders: It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the
Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the
“inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which
23
state has jurisdiction. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Distribution and Servicing of Fund Shares
The Distributor
The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC, a subsidiary of
Foreside Financial Group, LLC (d/b/a ACA Group), pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of
Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The
Distributor is a registered broker-dealer and member of FINRA. The Distributor’s principal address is 190
Middle Street, Suite 301, Portland, Maine 04101.
Rule 12b-1 Plan
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the
1940 Act (the “Rule 12b-1 Plan”) on behalf of its Retail Shares. Under the Rule 12b-1 Plan, Retail Shares
pay the Distributor or other authorized recipients a Rule 12b-1 fee at an annual rate of 0.25% of their average daily net assets. The Distributor uses this Rule 12b‑1 fee primarily to finance activities that promote the distribution and sale of Retail Shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Retail Shares and may cost you more than paying other types of sales charges. The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own
Retail Shares. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon Retail
Shares owned by their clients or customers. Retail shares are not currently offered. Institutional Shares of the Fund are not subject to the Rule 12b-1 Plan, and do not pay Rule 12b-1 fees.
Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of its
Institutional Shares and Retail Shares that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Institutional class shareholder accounts that are held in omnibus or networked accounts or a similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Institutional Shares and Retail Shares and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares. Retail Shares are currently not offered.
Payments to Financial Intermediaries
The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as “revenue sharing” payments and are in addition to or in lieu of any amounts payable to financial intermediaries under the Fund’s Rule 12b-1 Plan or Shareholder Servicing Plan. The Adviser may make revenue sharing payments to intermediaries for shareholder services or distribution-related services. These payments may create a conflict of interest by influencing the representative to recommend the Fund over another investment.
24

Distributions and Taxes
Distributions
Distributions from the Fund’s net investment income, if any, are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Fund will be distributed annually.
Distributions are payable to shareholders as of the record date (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions will be reinvested in additional Fund shares, unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares;
(2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax.
If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.
Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. Although the Fund expects that most or all of its distributions of investment company taxable income will be taxed at the federal income tax rates applicable to ordinary income, for a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend income” (generally, dividends received by the Fund from U.S. corporations, corporations incorporated in a possession of the U.S., and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.), such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the
Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for United States residents.
25
Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referenced above.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31 of the year in which they were declared.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net
Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).
The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.
In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption
(including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
Some foreign governments levy withholding taxes against dividends and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.
The Fund is required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell or redeem those shares.
The Fund will determine adjusted cost basis using the highest cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes.
Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
26
FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the financial performance of the Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions).
Information in the table for the fiscal years ended September 30, 2025, 2024 and 2023 has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund. Information in the table for the prior fiscal period was audited by the Fund's prior independent registered public accounting firm. Cohen & Company, Ltd.’s report, along with the Fund’s financial statements, is included in the Fund’s 2025 annual report to shareholders on Form N-CSR, which is available, without charge, upon request.

For a capital share outstanding throughout the year (period)
	Year Ended September 30,			December 15, 2021(a) Through September 30, 2022
Institutional Shares	2025	2024	2023
PER SHARE DATA:
Net asset value – beginning of year (period)	$9.86	$9.57	$9.37	$10.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.59	0.58	0.51	0.28
Net realized and unrealized gain (loss) on investments	(0.02)	0.29	0.20	(0.66)
Total from investment operations	0.57	0.87	0.71	(0.38)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.58)	(0.51)	(0.25)
Total distributions	(0.59)	(0.58)	(0.51)	(0.25)
Net asset value – end of year (period)	$9.84	$9.86	$9.57	$9.37
Total Return	5.97%	9.29%	7.68%	(3.82)%(d)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (period) (thousands)	$379,749	$299,092	$169,853	$93,283
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.83%	0.89%	0.95%	1.13%(c)
After expense reimbursement/recoupment	0.85%	0.85%	0.85%	0.85%(c)
Ratio of net investment income (loss) to average net assets	6.00%	5.93%	5.32%	3.38%(c)
Portfolio turnover rate	51%	54%	32%	34%(d )
(a) The Fund commenced operations on December 15, 2021.
(b) Net investment income per share has been calculated based on average shares outstanding during the periods.
(c) Annualized.
(d) Not Annualized.

PRIVACY NOTICE
Notice of Privacy Policy & Practices
Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.
We collect non-public personal information about you from the following sources:
•information we receive about you on applications or other forms;
•information you give us orally; and
•information about your transactions with us or others.
The types of non-public personal information we collect and share can include:
•social security number;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.
What Information We Disclose
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.
How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-
public personal information would be shared with unaffiliated third parties.
If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at (833)
574-7469.
Effective January 1, 2023
Investment Adviser
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, Maryland 21093
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103
Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301,
Portland, Maine 04101
Greenspring Income Opportunities Fund
a series of Manager Directed Portfolios
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year. In Form
N-CSR, you will find the Fund’s annual and semi-annual financial statements.
The Fund’s shareholder reports are made available on the website www.greenspringfunds.com. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.
You can obtain copies of these documents and request other information without charge, upon request, or ask questions about the Fund by contacting:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
(833) 574-7469
The SAI, shareholder reports and other information about the Fund are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•free of charge from the Fund’s website at www.greenspringfunds.com; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-21897)

MANAGER DIRECTED PORTFOLIOS

Greenspring Income Opportunities Fund
Institutional Shares
(Trading Symbol: GRIOX)
Retail Shares
(not currently offered)

STATEMENT OF ADDITIONAL INFORMATION
January 31, 2026

This Statement of Additional Information (“SAI”) provides general information about the Greenspring Income Opportunities Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated January 31, 2026 (the “Prospectus”), as supplemented and amended from time to time. You may obtain a copy of the Prospectus and/or the annual and semi-annual reports to shareholders, at no charge, by contacting the Fund at the address or toll-free telephone number below, or by visiting the Fund’s website at www.greenspringfunds.com.

The financial statements of the Fund for the fiscal year ended September 30, 2025 included in the Annual Report to shareholders on Form N-CSR and the report dated November 25, 2025 of Cohen & Company, Ltd., the independent registered public accounting firm for the Fund, related thereto are incorporated into this SAI by reference.

Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
Telephone: (833) 574-7469

GENERAL INFORMATION
The Fund is a mutual fund that is a diversified, separate series of Manager Directed Portfolios (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on April 4, 2006. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series. The Fund has established Institutional Shares and Retail Shares. Retail Shares are not currently offered for sale.
Corbyn Investment Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.
INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS
The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.
Investment Objective
The Fund seeks to provide a high level of current income, with the potential for capital appreciation. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon approval by the Board and 60 days’ prior written notice to shareholders.
Diversification Status
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the voting securities of any one such issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. The Fund’s classification as a diversified fund is a fundamental policy, and cannot be changed without the prior approval of the Fund’s shareholders, as described under “Investment Limitations,” below.
Market and Regulatory Risk; General Market Risks
U.S. and international markets have experienced significant volatility in recent months and years. Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Investment Strategies and Associated Risks
Bank Loans. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary.
Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits, as described below.
Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of Deposit. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).
Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which: (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than

300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
Commercial Paper. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.
The Fund may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.
Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security, and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for CoCos is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.
Debt Securities. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of declining interest rates, the values of outstanding fixed income instruments generally rise. Conversely, during periods of rising interest rates, the values of such instruments generally decline. Moreover, while instruments with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income instrument, or the rating determined by the Adviser, and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these instruments will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income instruments is described below.
Duration. Duration is a measure of the expected change in the value of a fixed income instrument for a given change in interest rates. For example, if interest rates changed by one percent, the value of an instrument having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.
Variable and Floating Rate Instruments. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these instruments may be reset daily, weekly, quarterly, or some other reset period, and may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such instrument.
Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. The Fund may invest in corporate debt obligations that are Rule 144A securities, which are not registered under the federal securities laws. The Fund will generally only invest in highly liquid corporate bond securities issued under Rule 144A of the Securities Act of 1933. Rule 144A securities are privately issued securities that may be traded among Qualified Institution Buyers (or “QIBs”).
Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security does not pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Ratings agencies provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and an agency’s decision to downgrade a security. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
High-Yield Bonds. High-yield bonds (also known as “junk bonds”) generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes in the rating of a fixed income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.
Yankee Bonds. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. As a result, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).
Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to the shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Large-Capitalization Companies. To the extent the Fund invests in the equity securities of large-capitalization companies, it will be exposed to the risks of large-capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Capitalization Companies. To the extent the Fund invests in the equity securities of small- and medium-capitalization companies, it will be exposed to the risks of smaller- and medium-capitalization companies. Small- and medium-capitalization companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, small- and medium-capitalization company performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, the Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on the Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Foreign Investments and Currencies. The Fund may invest in securities of foreign issuers that are publicly traded in the U.S. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), and may purchase and sell foreign currency.

Depositary Receipts. ADRs, EDRs, and GDRs are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of a corporate bond will be treated as a corporate bond.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the U.S. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the U.S.
Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.
Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.
Public Health Threats. Various countries throughout the world are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.
Emerging Markets. The Fund may invest in securities that may be located in developing or emerging markets, and therefore entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
Illiquid Investments. The Fund may not knowingly invest more than 15% of its net assets in illiquid investments. An illiquid investment is an investment which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Adviser makes the day-to-day determinations of liquidity pursuant to the Fund’s liquidity risk management program, monitors the liquidity of investments held by the Fund and reports periodically on the Fund’s liquidity to the Board. If the limitations on illiquid investments are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board. Illiquid investments include securities issued by private companies and restricted securities (securities where the disposition of which is restricted under the federal securities laws), which are discussed below. Rule 144A securities may be treated as liquid securities if they meet the criteria in the Fund’s liquidity risk management program. External market conditions may impact the liquidity of portfolio investments and may cause the Fund to sell or divest certain illiquid investments in order to comply with its limitation on holding illiquid investments, which may result in realized losses to the Fund.

Inflation-Protected Debt Securities. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds. Obligations of the U.S. Treasury, commonly known as TIPS (and comparable securities issued by governments of other countries), are inflation-protected obligations designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment is tied to the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. As inflation rises, both the principal value and the interest payments increase, which can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Initial Public Offerings. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable short-term capital gains that, to the extent not offset by losses, will be distributed to the shareholders and taxable to them at ordinary income rates. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Investment Companies and Exchange-Traded Funds. The Fund may invest in investment company securities, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder. Generally, the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company, or (c) more than 10% of the Fund’s total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies are permitted to invest in other investment companies and ETFs beyond the limits set forth in Section 12(d)(1) as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder.
The Fund may rely on Rule 12d1-4 of the 1940 Act, which allows the Fund to invest in other registered investment companies, including ETFs, in excess of the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).
Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at its market price during the day on a security exchange like a stock. The Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.
As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a limited partnership as opposed to a corporation. However, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the MLP invests, such as the risks of investing in real estate, or oil and gas industries.
MLPs are generally treated as partnerships for U.S. federal income tax purposes. When the Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating the Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to the Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, the Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. The Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, the Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements applicable to RICs under the Code.
Depreciation or other cost recovery deductions passed through to the Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recaptured income will generally be taxable to the Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. To distribute recaptured income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional taxable income.
Money Market Funds. The Fund may invest in the securities of money market funds, within the limits prescribed by the 1940 Act.
Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
On September 6, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. The Agreement has been amended several times since September 7, 2008, both formally and through letter agreements. As of the date of this SAI, FNMA and FHLMC are now profitable, however the conservatorship remains in place focusing on more long-term issues. If the conservatorship is terminated, the investments of holders, including the Fund, of obligations issued by FNMA and FHLMC will no longer have the protection of the U.S. Treasury.
Collateralized Bond Obligations, Collateralized Loan Obligations, and Other Collateralized Debt Obligations. The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund Prospectus (e.g., fixed income risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

As CMOs have evolved, some classes of Bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Municipal Securities. The Fund may invest in debt obligations issued by or on behalf of states, possessions and territories of the U.S., including political subdivisions (such as counties, cities, towns and school and other districts), agencies and authorities thereof (collectively, “municipal securities”). Municipal obligations are issued by such governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities, not-for-profit organizations, businesses and developers. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax if received by an individual, dividends paid by the Fund to its shareholders are not expected to be tax-exempt unless at least 50% of the value of the Fund’s total assets at the end of each quarter of its taxable year consist of qualified municipal securities. A brief description of some typical types of municipal securities follows:

General Obligation Securities. General obligation bonds are supported by the issuer’s full faith and credit and taxing authority. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, in some cases the issuer’s authority to levy additional taxes may be limited by its charter or state law.
Revenue or Special Obligation Bonds. Revenue bonds are payable solely from specific income or revenues received by the issuer, often from its operation of a governmental enterprise or authority such as an electric or water utility, sewer system, parks, hospitals or other health authority, bus, train, subway, highway, airport or other transportation system, or housing authority. Some revenue bonds may be issued for other public purposes, such as financing the development of an industrial park or commercial district or construction of a new stadium, parking structure or stadium. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. Although issued by municipal authorities, revenue bonds are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by users of the services or owners and operators of the facility financed with the proceeds of the bonds. Bonds or other obligations of housing financing authorities may have various forms of security, such as reserve funds, insured or subsidized mortgages and net revenues from projects, but they are not backed by a pledge of the issuer’s credit. The credit quality of revenue bonds is usually related to the credit standing of the enterprise being financed but can, if applicable, be tied to the credit worthiness of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.
Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Finally, the lease may be illiquid.
Anticipation Notes. Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. These may be in the form of bond anticipation notes, tax anticipation notes, tax and revenue anticipation notes, and revenue anticipation notes. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds. Bond anticipation notes are notes that are intended to be refinanced through a subsequent offering of longer term bonds.
Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are IDBs issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit or insurance.

Resource Recovery Bonds. Resource recovery bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.
Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-exempt commercial paper and short-term municipal notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.
Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the FHA by way of Fannie Mae or GNMA.
Put Bonds. Put bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.
Real Estate Investment Trusts (“REITs”). Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.
A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90 percent of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.
The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through tax treatment, which would subject the REIT to federal income taxes and adversely affect the Fund’s return on its investment in the REIT.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. Additionally, in general, a dividend paid by a regulated investment company and reported as a “section 199A dividend” may be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.
Repurchase Agreements. The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.
Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser as the Board’s Valuation Designee (defined below). If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
U.S. Government Obligations. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States, such as GNMA securities, to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the U.S. Government, the

Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
Some of the securities issued directly by the U.S. Treasury include Treasury bills (having maturities of one year or less when issued); Treasury notes (having maturities of one to ten years when issued); Treasury bonds (having maturities of more than 10 years when issued); and TIPS. While U.S. Treasury securities have little credit risk, they are subject to price fluctuations prior to their maturity.
Temporary Defensive Positions. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
Portfolio Turnover. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.
The table below lists the portfolio turnover rate for the Fund for the fiscal years ended September 30:

	Fiscal Years Ended September 30,
	2025	2024
Greenspring Income Opportunities Fund	51%	54%
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has policies and procedures in place that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio holdings is in the best interest of Fund shareholders, considering actual and potential material conflicts of interest that could arise between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor (as defined below), or any other affiliated person of the Fund.
Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, on the Fund’s website, www.greenspringfunds.com, and on Form N-PORT and Form N-CSR, as applicable. These regulatory filings are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:
•The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•The disclosure is to a mutual fund rating or evaluation services organization (such as FactSet, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement with the Fund, or is bound by applicable duties of confidentiality imposed by law;

•The disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board, independent registered public accountants, counsel to the Fund or the Trustees, proxy voting service providers, financial printers involved in the reporting process, other service providers assisting with regulatory requirements (e.g., liquidity classifications and regulatory filing data), fund administration, fund accounting, transfer agency, or custody of the Fund, including, but not limited to U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”);
•The disclosure is made by the Adviser to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; the Adviser may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with natural order flow;
•The disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or
•The disclosure is made pursuant to prior written approval of the Trust’s Chief Compliance Officer, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.
The Fund’s policies and procedures prohibit any direct or indirect compensation or consideration of any kind being paid to, or received by, any party in connection with the disclosure of information about the Fund’s portfolio holdings.
The Trust’s Chief Compliance Officer may designate the Adviser’s chief compliance officer as the party responsible for ensuring that all confidentiality agreements involving the non-public disclosure of portfolio holdings adhere to the Fund’s policies and require that the Adviser’s chief compliance officer disclose and report all confidentiality agreements to the Trust’s Chief Compliance Officer.
The Trust’s Chief Compliance Officer must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefore, other than the ongoing arrangements described above, which have been approved by the Board. In connection with the oversight responsibilities by the Board, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the Board.
Generally between the 5th and 10th business day of the month following each month (or quarter) end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations, including, but not limited to, FactSet, Lipper (a Thompson Reuters company), Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. In addition, generally between the 5th and 10th business day of the month following the month (or quarter) end, the Fund will post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. These limitations cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.
As a matter of fundamental policy, the Fund will not:
1.purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;
2.invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);
3.borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);
4.make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;
5.underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
6.purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;
7.purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or
8.issue senior securities, except to the extent permitted by the 1940 Act.
With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund. The Fund will look through to the underlying holdings of investment companies in which the Fund is invested when determining the concentration of the Fund and its compliance with the restriction provided in item (2).
With regard to the restriction set forth in item (8), above, derivatives transactions, short sales and other obligations that create future payment obligations involve the issuance of “senior securities” for purposes of Section 18 of the 1940 Act. The Fund may engage in derivatives transactions in accordance with Rule 18f-4 under the 1940 Act. As of the date of this SAI, the Fund does not intend to engage in derivatives transactions or similar obligations. In addition, borrowings are considered senior securities under the 1940 Act, except for bank and temporary borrowings.

MANAGEMENT OF THE FUND

Trustees and Officers
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations. The mailing address of each Trustee and officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Trust Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Chief Investment Officer and Senior Portfolio Manager, Mill Street Financial, LLC, since April 2023; Senior Portfolio Manager, Affinity Investment Advisors, LLC (2017 – 2023).	15	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013; Managing Director, Park Agency, Inc., since 2020.	15	Trustee, Madison Funds, since 2019 (12 portfolios); Trustee, XAI Octagon Floating Rate & Alternative Income Trust, since 2017; Trustee, Octagon XAI CLO Income Fund, since 2017; Trustee, XAI Madison Equity Premium Income Fund, since 2024
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; Venture Partner, Motley Fool Ventures LP, since 2018; Adjunct Professor, Washington College of Law, American University (2006 – 2021).	15	None
James R. Schoenike (Born 1959)	Trustee since July 2016	Retired. Distribution Consultant (2018 – 2021); President and CEO, Board of Managers, Quasar Distributors, LLC (2013 – 2018).	15	None

(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire during the year in which a Trustee reaches the age of 75.
(2)The Trust is currently comprised of multiple active portfolios managed by unaffiliated investment advisers.
As of the date of this SAI, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Adviser or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served (1)	Principal Occupation(s) During the Past Five Years
OFFICERS
Ryan S. Frank (Born 1985)	President and Principal Executive Officer, since June 1, 2025; previously Vice President, Treasurer and Principal Financial Officer from August 17, 2022 – May 31, 2025	Vice President, U.S. Bancorp Fund Services, LLC, since 2008
Scott M. Ostrowski (Born 1980)	Vice President, since June 1, 2025; previously President and Principal Executive Officer from August 10, 2021 – May 31, 2025	Senior Vice President, U.S. Bancorp Fund Services, LLC, since 2006
Amber C. Kopp (Born 1983)	Secretary, since September 15, 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC, since 2023; Assistant General Counsel, Corebridge Financial Inc. (previously AIG), 2019–2020
Jill S. Silver (Born 1976)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since January 1, 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC, since December 2022; Compliance Director, Corebridge Financial Inc. (previously AIG), 2019–2022
Colton W. Scarmardo (Born 1997)	Treasurer, Principal Financial and Accounting Officer, since June 1, 2025; previously Assistant Treasurer from August 17, 2022 – May 31, 2025	Fund Administrator, U.S. Bancorp Fund Services, LLC, since 2019
Ryan J. Pasowicz (Born 1991)	Assistant Treasurer, since March 15, 2024; previously Assistant Treasurer from February 22, 2023 – October 17, 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC, since 2025; Fund Administrator, U.S. Bancorp Fund Services, LLC, since 2016
(1)Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

Leadership Structure and Responsibilities of the Board and the Committee
The Board has selected Scott Craven Jones to serve as Lead Independent Trustee. The position of Chairman of the Board is vacant and, as Lead Independent Trustee, Mr. Jones acts as Chairman. Mr. Jones’ duties include presiding at meetings of the Board and serving as Chairman during executive sessions of the Independent Trustees; interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings; acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings; helping to set Board meeting agendas; and performing other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and may hold special meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established one standing committee – the Audit Committee. The Board may establish other committees or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. The Audit Committee meets regularly to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Audit Committee, see the section “Audit Committee,” below. Currently, the Board does not have a nominating committee. The Independent Trustees are responsible for identifying, evaluating and recommending nominees to the Board as needed. The Board will also consider properly qualified candidates submitted by shareholders. Any shareholder wishing to recommend a candidate for election may do so by sending a written notice to the Secretary of the Trust with the name, address and appropriate biographical information about the candidate.
The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.
Audit Committee
The Audit Committee is comprised of all of the Independent Trustees. Mr. Lyman serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and pre-approve the audit and non-audit services provided by the independent auditors; (3) review the scope of the audit and the results of the audit of the Fund’s financial statements; and (4) review with such independent auditors the adequacy of the Trust’s internal accounting and financial controls. Mr. Lyman and Mr. Jones serve as the Audit Committee’s “audit committee financial experts.” During the fiscal year ended September 30, 2025, the Audit Committee met two times with respect to the Fund.
Trustee Experience, Qualifications, Attributes and/or Skills
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the advisers to the Trust, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems.
Mr. Schoenike has been a trustee of the Trust since July 2016 and serves on the Audit Committee. He was employed by various subsidiaries of U.S. Bancorp from 1990 to 2018 and has decades of experience in the securities industry. In 2000, Mr. Schoenike founded Quasar Distributors, LLC and established Quasar as a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he served as President and Chief Executive Officer. Mr. Schoenike previously participated in the FINRA securities arbitration program as an industry arbitrator. Mr. Schoenike previously served as Chairman of the Board from July 2016 to December 2020.
Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as an audit committee financial expert for the Trust. Mr. Lyman has over 25 years of experience in the investment management industry. Since April 2023, Mr. Lyman serves as Chief Investment Officer and Senior Portfolio Manager of Mill Street Financial, LLC, part of the Ashton Thomas Private Wealth, LLC network, an investment adviser. Prior to joining Mill Street, Mr. Lyman served as Senior Portfolio Manager of Affinity Investment Advisors, LLC, an investment adviser, from 2017 to 2023; and from 2011 to 2016, he served as the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser. He also previously served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA from the Anderson School of Management at UCLA and holds the Chartered Financial Analyst designation.
Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust. He has over 25 years of experience in the asset management industry as an independent director, attorney and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones currently is a trustee of four other registered investment companies and is a Managing Director of Carne Global Financial Services (US) LLC where his work includes director and risk oversight positions with investment advisers and serving as an independent director of private funds. Mr. Jones also currently serves as Managing Director of Park Agency Inc., a family office. Prior to that, he was an advisor to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.
Mr. Greenberg has been a trustee of the Trust since July 2016 and serves on the Audit Committee. Mr. Greenberg has over 25 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996. He also served as General Counsel to Motley Fool Asset Management, LLC from 2008 to 2018 and as Manager of Motley Fool Wealth Management, LLC from 2013 to 2018. He has been a Venture Partner of Motley Fool Ventures LP since 2018 and was General Counsel from 2018 to 2023. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, and Canada. Mr. Greenberg also has directorship experience through his service on private company boards. He has a Master’s degree and a Juris Doctorate degree from Stanford University.
Risk Oversight
The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee, and (2) indirect oversight through the investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to the series of the Trust, including the Fund, is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.
Board oversight of risk management is also provided by the Board’s Audit Committee. The Audit Committee meets with the Fund’s independent registered public accounting firm to ensure that the Fund’s audit scope includes risk-based considerations as to the Fund’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Security and Other Interests. As of December 31, 2025, no Trustees of the Trust beneficially owned shares of the Fund. As of December 31, 2025, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Fund, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Fund, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.
Compensation
For their services as Independent Trustees, the Independent Trustees receive compensation from the Trust and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Lead Independent Trustee and the Audit Committee Chair each receive additional compensation. The Trust has no pension or retirement plan. For the Fund’s fiscal year ended September 30, 2025, the Independent Trustees received the following compensation:

Independent Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(1) Paid to Trustees:
Gaylord B. Lyman(2)	$7,499	None	None	$97,500
Lawrence T. Greenberg	$7,115	None	None	$92,500
Scott Craven Jones(3)	$7,691	None	None	$100,000
James R. Schoenike	$7,115	None	None	$92,500
(1) The Trust is currently comprised of multiple active portfolios managed by unaffiliated investment advisers.
(2) Audit Committee Chair
(3) Lead Independent Trustee
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
The Trust’s and the Adviser’s codes of ethics may be found on the SEC’s website at http://www.sec.gov in the exhibits to the Fund’s registration statement on Form N-1A.

PROXY VOTING
The Fund invests primarily in fixed income securities and does not expect to receive proxy solicitations or vote proxies for such securities. In the event that the Fund is solicited to vote a proxy, the Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board’s oversight in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by Adviser. Pursuant to the Voting Polices and Voting Guidelines, the Adviser will vote all proxies as it judges in the best interests of the Fund and its shareholders.
The Adviser’s Chief Compliance Officer will identify any conflicts that exist between the interests of the Adviser and the Fund. This examination will include a review of the relationship of the firm with the issuer of each security to determine if the issuer is a client of the Adviser or has some other relationship with the Adviser or one of its clients. When a conflict of interest is identified, the Adviser may engage a non-interested party to independently review the Adviser’s vote recommendation if such recommendation would fall in favor of the Adviser’s interests, cast its vote as recommended if it would fall against the Adviser’s interests, or abstain from voting, in each case subject to the Adviser’s determination that the vote is in the Fund’s best interest. In such instances, the Adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.
The Fund’s proxy voting record for the twelve-month period ended June 30 of each year is available by August 31 of the same year (i) without charge, upon request, by calling (833) 574-7469, (ii) on the Fund’s website at www.greenspringfunds.com, or (iii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, the Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Fund. As of December 29, 2025, the following shareholders are considered to be either a control person or principal shareholder of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	56.08%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	37.32%	Record
INVESTMENT ADVISORY SERVICES

Investment Adviser
Corbyn Investment Management, Inc., located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, serves as the investment adviser to the Fund and is an SEC-registered investment adviser. Corbyn was organized in 1973 and provides investment management services for its clients. Michael Pulcinella is a control person of Corbyn due to his ownership of approximately 30.2% of Corbyn’s common stock and George Truppi is a control person of Corbyn due to his ownership of approximately 25.9% of Corbyn’s common stock. As of September 30, 2025, the Adviser had approximately $1 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser manages the Fund. The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser, with respect to the Fund, agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of the Fund’s registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to maintain all books and records required to be maintained by the Fund (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed thereof.
The Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.
Pursuant to the Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.60% of the average daily net assets of the Fund.
For the fiscal years indicated below, the Fund paid the Adviser the following amounts of advisory fees pursuant to the Advisory Agreement:

Fiscal Years Ended	Gross Advisory Fees Earned	Advisory Fees Waived and Fund Expenses Recouped/(Reimbursed)	Net Advisory Fees
September 30, 2025	$2,092,290	$52,862	$2,145,152
September 30, 2024	$1,455,967	$(96,226)	$1,359,741
September 30, 2023	$761,857	$(136,988)	$624,869

Pursuant to a contractual operating expense limitation agreement, the Adviser has agreed to waive a portion of its advisory fee and/or reimburse expenses to ensure the total amount of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) does not exceed 0.75% of the Fund’s average daily net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed 0.75%. Effective October 1, 2025, the Adviser has voluntarily agreed to waive its ability to recoup previously waived advisory fees or reimbursed expenses under the terms of the operating expense limitation agreement. This operating expense limitation agreement is in effect through at least June 30, 2027, and may be terminated only by, or with the consent of, the Board of Trustees.

SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Fund’s administrator pursuant to an administration agreement between Fund Services and the Trust, on behalf of the Fund. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
For the fiscal years indicated below, the Fund paid the following administrative and accounting fees to Fund Services for its services as the Fund’s administrator and Fund accountant:

Fiscal Years Ended	Fee Paid
September 30, 2025	$231,230
September 30, 2024	$211,332
September 30, 2023	$138,200

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and the Independent Trustees.
Custodian
U.S. Bank National Association (the “Custodian”), located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, an affiliate of Fund Services, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian maintains custody of securities and other assets of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased and collects income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of investment companies in which the Fund may invest.

Compliance Services
Fund Services provides compliance services to the Fund pursuant to a service agreement between Fund Services and the Trust, on behalf of the Fund. Under this service agreement, Fund Services also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Ms. Silver as Chief Compliance Officer of the Trust.
DISTRIBUTION OF SHARES
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, acts as the Fund’s distributor. Pursuant to an agreement between the Distributor and the Trust (the “Distribution Agreement”), the Distributor serves as the Fund’s principal underwriter, provides certain administration services, and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Distribution and Shareholder Servicing (Rule 12b-1) Plan — Retail Shares (not currently offered)
The Fund has adopted a distribution and shareholder service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan” or the “Plan”) on behalf of the Retail Shares of the Fund.
Under the Rule 12b-1 Plan, the Retail Shares of the Fund are authorized to pay a Rule 12b-1 distribution and/or shareholder servicing fee to the Distributor and other authorized recipients (the “Rule 12b-1 Fee”) for distribution and shareholder services on behalf of the Retail Shares of the Fund. The Rule 12b‑1 Fee is an annual fee at the rate of 0.25% of the Fund’s average daily net assets attributable to Retail Shares. All or any portion of the Rule 12b-1 Fee may be used to finance any activity that is principally intended to result in the sale of the Fund’s Retail Shares, subject to the terms of the Plan, or to provide certain shareholder services to Retail Shares. Such activities typically include advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Retail Shares of the Fund, the printing and mailing of prospectuses, statements of additional information and reports to other-than-current Fund shareholders, the printing and mailing of marketing material pertaining to the Fund, and administrative, shareholder services and other support services provided by financial intermediaries. The Rule 12b-1 Plan requires that the Distributor and/or the Trust’s administrator provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Plan.
The Plan is a “compensation plan” which means the Rule 12b-1 Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Retail Shares of the Fund; however, in no event will such payments exceed the maximum allowable fee. The Distributor does not retain any Rule 12b-1 Fees for profit.
The Rule 12b-1 Plan provides that it continues from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Plan or in any agreement related to such plan (the “Qualified Trustees”), in the manner required by the 1940 Act.
The Board of Trustees, including a majority of Qualified Trustees, has concluded that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Retail Shares of the Fund when that share class commences operations. In particular, the Board of Trustees has determined that it believes that the Plan, once implemented, is reasonably likely to stimulate sales of Retail Shares and assist in increasing the Fund’s asset base. With the exception of the Adviser in its capacity as investment adviser to the Fund, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement.
To the extent payments made under the Rule 12b-1 Plan to financial intermediaries for the distribution services they provide to the Fund’s Retail Shares shareholders exceed the Rule 12b-1 Fees available, these payments are made by the Adviser from its own resources. In addition, in its discretion, the Adviser may pay additional fees to intermediaries from its own assets for the distribution and servicing of shares of the Fund.
Because the Retail Shares class has not yet commenced operations as of the date of this SAI, the Fund did not incur any Rule 12b-1 Fees for the fiscal year ended September 30, 2025.
Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan on behalf of its Institutional Shares and Retail Shares to pay for shareholder support services from the Fund’s assets pursuant to a shareholder servicing agreement in an amount not to exceed 0.10% of average daily net assets of the Fund attributable to Institutional Shares and Retail Shares, respectively. Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have entered into written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Institutional Shares or Retail Shares shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the class; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. Retail Shares are not currently offered.
For the fiscal year ended September 30, 2025, the Institutional Shares of the Fund paid $340,915 in shareholder servicing fees.

PORTFOLIO MANAGERS
Other Accounts Managed. In addition to the Fund, the portfolio managers managed the following other accounts as of September 30, 2025, none of which were subject to a performance-based fee.

Name of Portfolio Manager and Type of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)

Charles vK. Carlson
Registered Investment Companies	1	$123
Other Pooled Investment Vehicles	—	$—
Other Accounts	518	$555

Michael Pulcinella
Registered Investment Companies	—	$—
Other Pooled Investment Vehicles	—	$—
Other Accounts	518	$555

George Truppi
Registered Investment Companies	—	$—
Other Pooled Investment Vehicles	—	$—
Other Accounts	518	$555

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with a portfolio managers’ management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Adviser maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.
Compensation. The following is a description of portfolio manager compensation as of the date of this SAI. The portfolio managers are compensated by the Adviser in the form of a fixed salary. The portfolio managers are also eligible for a bonus, which is based on the overall profitability of the Adviser and is not based on the performance of any accounts. Mr. Carlson, Mr. Pulcinella, and Mr. Truppi each maintain an equity interest in the Adviser and may receive additional income proportionate to their respective equity in the Adviser.
Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by the Fund’s portfolio managers as of September 30, 2025.

Dollar Value of Portfolio Shares Beneficially Owned in the Fund
Charles vK. Carlson	$500,001 - $1,000,000
Michael Pulcinella	$100,001 - $500,000
George Truppi	$100,001 - $500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES
The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Adviser has a fiduciary duty to the Fund to obtain best execution, on an overall basis, for any securities transactions. In selecting brokers and dealers, the Adviser seeks to obtain the overall best execution, taking into account a number of factors, including for example: price, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, special execution capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, online access to computerized data regarding clients’ accounts, the availability of stocks to borrow for short trades, the competitiveness of commission rates in comparison to other brokers satisfying the Adviser’s other selection criteria and other matters involved in the receipt of brokerage services.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of market quotes and analysis. The Adviser has entered into soft dollar arrangements with certain broker-dealers pursuant to which it may receive eligible brokerage or research services for fixed income or equity trades in accordance with SEC guidance and consistent with the Adviser's best execution policy. Fixed income soft dollar transactions are traded on a riskless principal basis and executed at a net price reflecting a mark-up or mark-down determined by the customer. The Fund will bear the implicit trading cost of the bid-ask spread in fixed income transactions. For the fiscal year ended September 30, 2025, the Fund did not pay any commissions related to soft dollars.
The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. For the fiscal year ended September 30, 2025, the Fund did not hold any securities of its regular broker-dealers.
Brokerage Commissions. For the fiscal years ended September 30, 2023, 2024 and 2025, the Fund did not pay any brokerage commissions.
Allocation of Portfolio Transactions. Some of the Adviser’s other clients have investment objectives and programs similar to that of the Fund, which may result in the Adviser purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has two classes of shares – Institutional Shares and Retail Shares. Retail Shares are not currently offered. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class. For example, a change in the 12b-1 fee for a class would be voted upon only by shareholders of that class.
The Fund does not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Generally, subject to the 1940 Act and the specific provisions of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.
The Fund may involuntarily redeem a shareholder’s shares if the shareholder owns shares of the Fund having an aggregate NAV of less than a minimum value determined from time to time by the Trustees. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.
The Trust may cause, to the extent consistent with applicable law: (a) the Trust or one or more of its series to be merged into or consolidated with another trust, series of another trust or other person; (b) the shares of the Trust or any of its series to be converted into beneficial interests in another trust or series thereof; (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law; or (d) a sale of assets of the Trust or one or more of its series. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any of its series into beneficial interests in such separate business trust or trusts or series thereof.
Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any trust, partnership, limited liability company, association or other organization, or any series or class of any thereof (including any series, or class of any series, of the Trust), to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to the Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or the Fund or a class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, the Fund or class, as applicable, join in the bringing of such court action, proceeding or claim; and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.
The Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board.
The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of Independent Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.
The Declaration of Trust further provides that: (i) the appointment, designation or identification of a Trustee as chairperson of the Board or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the By-Laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof; and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights or entitlement to indemnification.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so for such reasons as may be determined by the Board

PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchase of Shares. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call (833) 574-7469. You may be charged a $15 annual account maintenance fee for each retirement account, up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account.
Redemption of Shares. Information regarding how to redeem shares of the Fund is discussed in the “Redemption of Shares” section of the Prospectus.

You may sell (redeem) your shares on each day that the NYSE is open for business (each, a “Business Day”). Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. The Transfer Agent will normally mail or send your redemption proceeds to the bank you indicated on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions.
If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right not to make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which could take up to 10 days). Shareholders can avoid this delay by utilizing the wire purchase option. To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.
When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of the redemption will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check or electronic funds transfer has not yet cleared, but the delay will be no longer than required to verify that the purchase amount has cleared, and the Fund will act as quickly as possible to minimize delay.
The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.
A shareholder’s right to redeem shares and to receive payment therefore may be suspended when: (a) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund’s securities or to determine the value of the Fund’s net assets; or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.
The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares. The price of the Fund’s shares is based on its NAV. The Transfer Agent determines the NAV per share of the Fund as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day. The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.
Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.
In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Adviser as the Board’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.
DISTRIBUTIONS
Distributions, if any, from the Fund’s investment company taxable income are declared daily and paid to its shareholders on a monthly basis, as described in the Prospectus. Any net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, will be distributed at least annually.
TAXATION OF THE FUND
General. The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the taxation of the Fund’s investments or the tax consequences to investors as described in the Prospectus and SAI, and any such changes or decisions may be retroactive.
The Fund qualified during its last taxable year, and intends to continue to qualify as a regulated investment company under Section 851 of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.
First, in each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly-traded partnerships (the “Qualifying Income Requirement”).
Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses; or (3) one or more qualified publicly-traded partnerships (the “Diversification Requirement”).
Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt interest income, if any, for the year.
The Fund intends to comply with these requirements. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a regulated investment company. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all of its taxable income would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s then-current and accumulated earnings and profits, and certain corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with the shareholder’s correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents. Backup withholding generally does not apply to foreign taxpayers subject to the withholding described in the preceding paragraph, as long as the Fund receives certain documentation.
Taxation of Certain Investments. The tax principles applicable to transactions in certain financial instruments such as futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.
Interest and dividends received by the Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on Fund securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors.
The Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.
The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when such shareholders sell or redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on a Form 1099-series information return.
A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. A shareholder who wants to use the average basis method for determining basis with respect to covered shares must elect to do so in writing (and not over the telephone). If a Fund shareholder fails to affirmatively elect the average basis method, then basis determination will be made in accordance with the Fund’s default method, which is the “highest cost” method. If a shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method other than “highest cost”), the shareholder may elect to do so. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.
If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Additional Tax Information Concerning REITs and MLPs. The Fund may invest in entities treated as REITs or MLPs for U.S. federal income tax purposes. In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that generally derives less than 90% of its income from the qualifying income described in the Qualifying Income Requirement) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
The Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Diversification Requirement to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investments in such qualified publicly traded partnerships to ensure compliance with the Qualifying Income Requirement and the Diversification Requirement. MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.
For tax years beginning before December 31, 2025, “qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.
The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
For tax years beginning before December 31, 2025, the Code treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. Pursuant to final treasury regulations, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Capital Loss Carryforwards. As of September 30, 2025, the Fund had no short-term or long-term capital loss carryforwards.
Capital loss carryforwards can be carried forward indefinitely and will retain their character as short-term or long-term capital losses.
State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.
Withholding. Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.
Distributions (other than long-term capital gain dividends) paid to a foreign taxpayer by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
FINANCIAL STATEMENTS
The financial statements of the Fund and the Fund’s independent registered public accounting firm’s report appearing in the Fund’s Annual Report on Form N-CSR for the fiscal year ended September 30, 2025 are hereby incorporated by reference.

APPENDIX A
RATINGS DEFINITIONS
S & P Global Ratings Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
1. Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
2. Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
3. Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P

Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
4. Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
5. Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
1. Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
2. Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
3. U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

4. Interest Payment: 'i' inactive qualifier
This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
5. Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
6. Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
7. Quantitative analysis of public information: ‘q’ inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
8. Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Active Identifiers
S&P Global Ratings currently uses seven other identifiers. These words or symbols provide additional information but do not change the definition of a rating or S&P Global Ratings’ opinion about the issue’s or issuer’s creditworthiness. The identifiers are often required by regulation.

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.
2. Structured finance: ‘sf’ identifier
The ‘sf’ identifier shall be assigned to ratings on "securitization instruments" when required to comply with an applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.
Local Currency and Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

SHORT-TERM RATINGS DEFINITIONS
Moody’s Credit Rating Definitions
Purpose
Since John Moody devised the first bond ratings more than a century ago, Moody’s rating systems have evolved in response to the increasing depth and breadth of the global capital markets. Much of the innovation in Moody’s rating system is a response to market needs for clarity around the components of credit risk or to demand for finer distinctions in rating classifications.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.
A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.
Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.
Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.
Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.
Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.
*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.
Short-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2
Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3
Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

SHORT-TERM RATINGS DEFINITIONS
Fitch’s National Credit Ratings
National scale ratings express creditworthiness across the full range of the credit rating scale, using similar symbols to those used for international ratings. However, to assure differentiation between the two scales, a two- or three-letter suffix is appended to the national rating to reflect the specific nature of the national scale to the country concerned. For ease of reference, Fitch uses the suffix of (xxx) to indicate a national rating.
As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.
A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.
National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.
At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.
National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.
In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.
Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where it maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.
Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:
•National scale ratings are only available in selected countries.
•National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.

•The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.
National Short-Term Credit Ratings
F1(xxx) Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx) Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx) Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union or monetary union.
B(xxx) Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C(xxx) Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx) Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
LONG-TERM RATINGS DEFINITIONS
S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:
•The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•The nature and provisions of the financial obligation, and the promise S&P imputes; and
•The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligator’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings on pages A-2 through A-4.

LONG-TERM RATINGS DEFINITIONS
Moody’s Long-Term Obligation Ratings
Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

LONG-TERM RATINGS DEFINITIONS
Fitch’s National Long-Term Credit Ratings
AAA(xxx) ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx) ‘AA’ National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx) ‘A’ National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx) ‘BBB’ National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx) ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx) ‘B’ National Ratings denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx) ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx) ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union.
C(xxx) A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange (DDE); and
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD(xxx): Restricted default.
‘RD’ ratings indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or DDE on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
D(xxx) ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS
S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:
•Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
D
'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings on pages A-2 through A-4.
MUNICIPAL NOTE RATINGS
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
Moody’s uses the global short-term Prime rating scale for commercial paper issued by US Municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard Linkage Between the Long-Term and MIG Short-Term Rating Scale
The following table indicates the municipal long-term ratings consistent with the highest potential MIG and VMIG short-term ratings. The rating may be lower than indicated by this table when there are higher risks for investors.
Demand Obligation Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Reviewed January 17, 2025

MANAGER DIRECTED PORTFOLIOS
PART C

GREENSPRING INCOME OPPORTUNITIES FUND

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A as filed on May 1, 2006.
(ii)
Certificate of Amendment to Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 and is incorporated by reference.

(2)
Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 28, 2023.

(b)
Amended and Restated By-laws are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N‑1A, as filed with the SEC on July 7, 2017.

(c)			Instruments Defining Rights of Security Holders are incorporated herein by reference to the Amended and Restated Declaration of Trust and the Amended and Restated By-laws.
(d)			Investment Advisory Agreement between the Trust and Corbyn Investment Management, Inc. — Filed Herewith.
(e)
Underwriting Agreement was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(f)			Not applicable.
(g)	(1)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(2)
Amendment to Custody Agreement was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(ii)
Amendment to Fund Administration Servicing Agreement was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(ii)
Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

1

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(ii)
Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Registration Statement on Form N-14 with the SEC on August 12, 2025 and is incorporated by reference
	(5)		Expense Limitation Agreement — Filed Herewith.
(6)
Compliance Services Agreement was previously filed with Registrant's Post-Effective Amendment No. 130 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(i)		(i)
Opinion and Consent of Counsel was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(ii)
Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 141 to its Registration Statement on Form N-1A with the SEC on January 25, 2024 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(j)		(i)	Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Not Applicable.
(l)			Share Purchase Agreement is incorporated herein by reference to Exhibit (l) of the Registrant’s Registration Statement on Form N-1A as filed on October 26, 2007.
(m)	(1)
Rule 12b-1 Plan was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

	(2)		Rule 12b-1 Related Agreement— Filed Herewith.
(3)
Shareholder Servicing Plan was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(n)
Multiple Class Plan Pursuant to Rule 18f-3 was previously filed with Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A with the SEC on December 15, 2021 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(o)			Reserved.
(p)	(1)
Code of Ethics for the Registrant was previously filed with Registrant's Post-Effective Amendment No. 130 to its Registration Statement on Form N-1A with the SEC on January 25, 2023 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(2)
Code of Ethics for the Investment Adviser was previously filed with Registrant's Post Effective Amendment No. 141 to its Registration Statement on Form N-1A with the SEC on January 25, 2024 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

	(3)		Code of Ethics for Principal Underwriter — Not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

2

Article 9 of the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides for indemnification of the trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 135 to the Registrant's Registration Statement on Form N-1A as filed on July 28, 2023.
The Trust’s trustees and officers are insured under a policy of insurance maintained by the Trust against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are a party by reason of having been such trustees or officers.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the “Investment Adviser”) was organized in 1973 and provides investment management services to its clients. The Investment Adviser is a registered investment adviser with its principal business address at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

With respect to the Investment Adviser, the response to this Item is incorporated by reference to the Investment Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”) and dated November 25, 2025. The Form ADV for the Investment Adviser may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1. 1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust
3

20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25. Pzena International Value Fund, Series of Advisors Series Trust
26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27. Pzena Small Cap Value Fund, Series of Advisors Series Trust
28. Reverb ETF, Series of Advisors Series Trust
29. Scharf ETF, Series of Advisors Series Trust
30. Scharf Global Opportunity ETF, Series of Advisors Series Trust
31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34. The Aegis Funds
35. Allied Asset Advisors Funds
36. Angel Oak Funds Trust
37. Angel Oak Strategic Credit Fund
38. Brookfield Infrastructure Income Fund Inc.
39. Brookfield Investment Funds
40. Buffalo Funds
41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44. DoubleLine Funds Trust
45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47. AAM Crescent CLO ETF, Series of ETF Series Solutions
48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54. AAM Transformers ETF, Series of ETF Series Solutions
55. Acquirers Deep Value ETF, Series of ETF Series Solutions
56. Aptus April Buffer, Series of ETF Series Solutions
57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58. Aptus Deferred Income ETF, Series of ETF Series Solutions
59. Aptus Defined Risk ETF, Series of ETF Series Solutions
60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63. Aptus January Buffer ETF, Series of ETF Series Solutions
64. Aptus July Buffer ETF, Series of ETF Series Solutions
65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67. Aptus October Buffer ETF, Series of ETF Series Solutions
68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71. BTD Capital Fund, Series of ETF Series Solutions
72. Carbon Strategy ETF, Series of ETF Series Solutions
73. ClearShares OCIO ETF, Series of ETF Series Solutions
4

74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions
81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82. Hoya Capital Housing ETF, Series of ETF Series Solutions
83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87. Opus Small Cap Value ETF, Series of ETF Series Solutions
88. The Acquirers Fund, Series of ETF Series Solutions
89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92. U.S. Global JETS ETF, Series of ETF Series Solutions
93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95. US Vegan Climate ETF, Series of ETF Series Solutions
96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98. First American Funds Trust
99. FundX Investment Trust
100. The Glenmede Fund, Inc.
101. The GoodHaven Funds Trust
102. Harding, Loevner Funds, Inc.
103. Hennessy Funds Trust
104. Horizon Funds
105. Hotchkis & Wiley Funds
106. Intrepid Capital Management Funds Trust
107. Jacob Funds Inc.
108. The Jensen Quality Growth Fund Inc.
109. Kirr, Marbach Partners Funds, Inc.
110. Core Alternative ETF, Series of Listed Funds Trust
111. Optimized Equity Income ETF, Series of Listed Funds Trust
112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114. LKCM Funds
115. LoCorr Investment Trust
116. MainGate Trust
117. ATAC Rotation Fund, Series of Managed Portfolio Series
118. Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
119. Kensington Active Advantage Fund, Series of Managed Portfolio Series
120. Kensington Defender Fund, Series of Managed Portfolio Series
121. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
122. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123. Kensington Managed Income Fund, Series of Managed Portfolio Series
124. LK Balanced Fund, Series of Managed Portfolio Series
125. Leuthold Core ETF, Series of Managed Portfolio Series
126. Leuthold Core Investment Fund, Series of Managed Portfolio Series
127. Leuthold Global Fund, Series of Managed Portfolio Series
5

128. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129. Leuthold Select Industries ETF, Series of Managed Portfolio Series
130. Muhlenkamp Fund, Series of Managed Portfolio Series
131. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133. Olstein All Cap Value Fund, Series of Managed Portfolio Series
134. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135. Port Street Quality Growth Fund, Series of Managed Portfolio Series
136. Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
137. Prospector Opportunity Fund, Series of Managed Portfolio Series
138. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139. Reinhart International PMV Fund, Series of Managed Portfolio Series
140. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141. Tremblant Global ETF, Series of Managed Portfolio Series
142. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
144. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
145. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
146. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
147. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
148. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
149. SWP Growth & Income ETF, Series of Manager Directed Portfolios
150. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
151. Mason Capital Fund Trust
152. Matrix Advisors Funds Trust
153. Monetta Trust
154. Nicholas Equity Income Fund, Inc.
155. Nicholas Fund, Inc.
156. Nicholas II, Inc.
157. Nicholas Limited Edition, Inc.
158. Oaktree Diversified Income Fund Inc.
159. Permanent Portfolio Family of Funds
160. Perritt Funds, Inc.
161. Procure ETF Trust II
162. Professionally Managed Portfolios
163. Provident Mutual Funds, Inc.
164. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167. Aquarius International Fund, Series of The RBB Fund, Inc.
168. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
170. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
179. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
180. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
181. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
6

182. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
183. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
191. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
194. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
195. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
196. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
197. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
198. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
199. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
200. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
201. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
202. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
203. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
204. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
205. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
206. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
207. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
208. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
209. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
210. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
211. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
212. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
213. SGI Global Equity Fund, Series of The RBB Fund, Inc.
214. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
215. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
216. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
217. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
218. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
219. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
220. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
221. The RBB Fund Trust
222. RBC Funds Trust
223. Rockefeller Municipal Opportunities Fund
224. SEG Partners Long/Short Equity Fund
225. Series Portfolios Trust
226. Thompson IM Funds, Inc.
227. Tortoise Capital Series Trust
228. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
229. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
230. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
231. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
232. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
233. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
234. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
235. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
7

236. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
237. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
238. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
239. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
240. Wall Street EWM Funds Trust

8

(b)To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None
(c)    Not Applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Investment Adviser	Corbyn Investment Management, Inc. 2330 West Joppa Road, Suite 108 Lutherville, Maryland 21093
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street Suite 301 Portland, Maine 04101

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 184 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 184 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on January 23, 2026.

MANAGER DIRECTED PORTFOLIOS

By: /s/ Ryan S. Frank
Ryan S. Frank
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 184 to its Registration Statement has been signed below by the following persons in the capacities indicated as of January 23, 2026.

Signature	Title
James R. Schoenike* James R. Schoenike	Trustee
Gaylord B. Lyman* Gaylord B. Lyman	Trustee
Scott Craven Jones* Scott Craven Jones	Trustee
Lawrence T. Greenberg* Lawrence T. Greenberg	Trustee
/s/ Ryan S. Frank Ryan S. Frank	President (Principal Executive Officer)
/s/ Colton W. Scarmardo Colton W. Scarmardo	Treasurer (Principal Financial Officer)
* By: Ryan S. Frank
   Ryan S. Frank
   * Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Registration Statement on Form N-14 with the SEC on August 12, 2025 and is incorporated by reference.

10

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX-99(d)
Expense Limitation Agreement	EX-99(h)(5)
Consent of Independent Registered Public Accounting Firm	EX-99.j(i)
Rule 12b-1 Related Agreement	EX-99(m)(2)